Statement of Additional Information Supplement	November 5, 2013

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF THE
PUTNAM VARIABLE TRUST FUNDS DATED APRIL 30, 2013

The sub-section “Management fees” in the section “Charges and Expenses” is supplemented to add the following as the first three paragraphs:

Effective October 8, 2013, the Trust and Putnam Management entered into an Interim Management Contract pursuant to which Putnam Management manages each Fund’s investment portfolio and other affairs and business. The terms of the Interim Management Contract, including terms relating to management fees payable to Putnam Management, are identical to each Fund’s prior Management Contract described below, except that the Interim Management Contract will terminate upon the earlier to occur of (i) approval by a majority of each Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, of a new management contract, and (ii) March 7, 2014. The description in this sub-section of the management fees payable by each Fund to Putnam Management, as well as the sub-section “The Management Contract” in the section “Management,” should be read to refer to the Interim Management Contract for as long as the Interim Management Contract is in effect.

The Trustees of the Trust approved the Interim Management Contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. Putnam Management advised the Trustees that the transfer of Mr. Desmarais’ voting control of shares of Power Corporation of Canada to The Desmarais Family Residuary Trust, which occurred following his death, may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, causing each of the following contracts to terminate automatically: (i) the management contract between each Fund and Putnam Management, (ii) the sub-management contract between Putnam Management and Putnam Investments Limited with respect to each Fund and (iii) the sub-advisory contract between Putnam Management, Putnam Investments Limited and The Putnam Advisory Company, LLC with respect to the applicable Funds. To address this possibility, consistent with Rule 15a-4 under the Investment Company Act of 1940, the Trustees approved the Interim Management Contract and the continuance of the sub-advisory and sub-management contracts for a period no

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greater than 150 days from October 8, 2013 to avoid disruption of investment advisory and other services provided to each Fund.

Putnam Management expects to propose that the Trustees and shareholders of each Fund approve a new management contract with Putnam Management prior to the expiration of the Interim Management Contract.

The second paragraph of the sub-section “Putnam Management and Its Affiliates” in the section “Management” is replaced with the following:

Putnam Management is a subsidiary of Putnam Investments. Great-West Lifeco Inc., a financial services holding company with operations in Canada, the United States and Europe and a member of the Power Financial Corporation group of companies, owns a majority interest in Putnam Investments through a series of subsidiaries. Power Financial Corporation, a diversified management and holding company with direct and indirect interests in the financial services sector in Canada, the United States and Europe, is a subsidiary of Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honorable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

The sub-section “The Sub-Manager” in the section “Management” is supplemented to add the following as the last paragraph:

As described above in “Charges and Expenses – Management Fees,” PIL is currently providing services (if so disclosed in each fund’s prospectus) under the sub-management contract on an interim basis.

The sub-section “The Sub-Adviser” in the section “Management” is supplemented to add the following as the last paragraph:

As described above in “Charges and Expenses – Management Fees,” PAC is currently providing services (if so disclosed in each fund’s prospectus) under the sub-advisory contract on an interim basis.

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